ADVISOR'S DISCIPLINED TRUST 23 AND 28
        TAX EXEMPT BOND INVESTMENT GRADE INTERMEDIATE PORTFOLIO, SERIES 1
                    GNMA ADVANTAGE INCOME PORTFOLIO, SERIES 3

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge for GNMA Advantage Income Portfolio, Series 3 is 4.95% of the public offering price per unit and the concession or agency commission allowed to broker-dealers and other selling firms by the sponsor is 4% of the public offering price per unit. Notwithstanding anything to the contrary in the prospectus, the secondary market sales charge for Tax Exempt Bond Investment Grade Intermediate Portfolio, Series 1 is 3.95% of the public offering price per unit and the concession or agency commission allowed to broker-dealers and other selling firms by the sponsor is 3.25% of the public offering price per unit.

Supplement Dated:  July 20, 2005